EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended April 1, 2006 of Thoratec Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cynthia Lucchese, Chief Financial of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cynthia Lucchese

Cynthia Lucchese
Chief Financial Officer
Date: May 11, 2006
A signed original of this written statement required by Section 906 has been provided to Thoratec Corporation and will be retained by Thoratec and furnished to the Securities and Exchange Commission or its staff upon request.

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